Exhibit 99.1

June 9, 2006 Georgia Gulf Acquisition of Royal Group Technologies

 This presentation contains forward-looking statements subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to: Difficulties in integrating Royal Group’s business; Uncertainties as to timing and/or approval of the transaction by Royal Group’s stockholders; Uncertainties regarding timing of receipt of regulatory approvals; Uncertainties relating to Royal Group’s business and liabilities; Uncertainties following completion of the acquisition regarding operating efficiencies and competitive conditions; Changes in the general economy; Changes in demand for our products or increases in overall industry capacity that could affect production volumes and/or pricing; Changes and/or cyclicality in the industries to which our products are sold; Availability and pricing of raw materials; Technological changes affecting production; Difficulty in plant operations and product transportation; Governmental and environmental regulations; Other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf, including our annual report on Form 10-K for the year ended December 31, 2005, and our subsequent reports on Form 10-Q. Forward-Looking Statements

Non-GAAP Financial Measures Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is commonly used by us and our investors to measure our ability to service our indebtedness.  EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”) and should not be considered as an alternative to net income as a measure of performance or to net cash flows provided by operations as a measure of liquidity.  In addition, our calculation of EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited.  We believe that the closest GAAP measure of financial performance to EBITDA is net cash provided by operating activities, which is a measure of liquidity.  A reconciliation of EBITDA to net cash provided by operating activities has been provided on our Web site at ggc.com under Investor Relations.

Conference Call Speakers Ed Schmitt Chairman, President and CEO Georgia Gulf Jim Matthews VP Finance and CFO Georgia Gulf

Georgia Gulf Overview Royal Group Overview Acquisition Rationale Opportunities Summary Transaction and Financing Summary Next Steps Question and Answers Agenda

Georgia Gulf Overview 12/31/05 Revenue – $2.3 billion 12/31/05 EBITDA – $224 million Chlorovinyls 70% Aromatics 30% Chlorovinyls 100%

Highly integrated chlorovinyls business 100% Sold VCM 3.1 billion lbs. VINYL RESINS 2.7 billion lbs. VINYL COMPOUNDS 960 million lbs. 94% Sold 80% Sold CAUSTIC SODA 500,000 tons Ethylene 100% Purchased Chlorine 50% Purchased Note: Assumes full capacity 15% Sold CHLORINE 450,000 tons Electricity Chloralkali Salt Brine SALT DOME Natural Gas 100% Purchased 250 MW COGEN FACILITY 100% Plaquemine Steam Requirements

Royal Group Overview (2005 Annual Revenues of CAD$ 1.7 billion) Window Profiles Royal Moldings Siding Pipe & Fittings Outdoor Sheds Deck, Fence & Rail Window Coverings Royal Building Systems Royal Plastics (Compounding) Royal Polymers (Sarnia PVC) Reagens Canada Ltd (Additives)

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Georgia Gulf’s successful integration strategy since 1998 Chlorine 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1998 North American Plastics Capacity (million lbs) VCM PVC Compounds Fabricated Products 1,570 1,170 470 Pre-1998 1999 Condea Vista Acquisition 920 1,530 1,530 300 190

Georgia Gulf’s Investment Rationale for Royal Acquisition Further integration downstream Provides earnings growth potential Combines technology platforms to foster innovation Allows GGC to leverage competitive advantages of: Compounding Operational skills Chlorovinyls integration Larger scale and a more diversified asset base Mitigates exposure to volatile raw materials and energy

Overall Business Improvements 2007 EBITDA Improvements: $64 MM Leverage raw materials purchases Utilize GGC resin and compound technology Rationalize business portfolio Reduce shipping costs Consolidation of production facilities 2007 Balance Sheet: Real estate and business divestitures: In excess of $200 MM

Transaction Summary and Financing Jim Matthews VP Finance and CFO Georgia Gulf

Overview of Valuation Enterprise Value Equity Offer of CAD$ 13.00 per share in cash 95 million outstanding shares Equity value = USD$ 1,123 MM Debt of USD$ 433 (as of March 31, 2006) Total Enterprise Value of USD$ 1,556 MM

Overview of Financing We have committed financing for the transaction No plans to issue equity Debt will be a combination: Senior Secured Debt Senior Unsecured Debt Senior Subordinated Debt

Next Steps Complete financing plan Achieve Royal shareholder approval Gain all regulatory approvals Complete pre-closing integration activities Transaction expected to close following shareholder and regulatory approval